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                                                                  EXHIBIT 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-51373) and Form S-8 (No. 33-26666, 33-68820) of Hadson Corporation of our report dated February 18, 1994, appearing on page F-2 of this Form 10-K.


PRICE WATERHOUSE

Oklahoma City
March 28, 1994